UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K/A
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 13, 2018

CB FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-36706	51-0534721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Market Street, Carmichaels, Pennsylvania	15320
(Address of Principal Executive Offices)	(Zip Code)

(724) 966-5041
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  [ X ]

INTRODUCTORY NOTE

            On July 30, 2018, CB Financial Services, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Report”) to the Securities and Exchange Commission to report the Company’s financial results for the second quarter 2018. This Amendment No. 1 to the Current Report on Form 8-K/A amends Items 2.02 and 9.01 of the Report to include a corrected press release. This correction was warranted due to an additional merger expense invoice in the amount of $155,000 that was received late from a vendor of the Company for services rendered in the quarter ended June 30, 2018, and was properly accounted for in the quarter.

Item 2.02. Results of Operations and Financial Condition.

            On August 13, 2018, the Company issued a corrected press release announcing its financial results for the quarter ended June 30, 2018, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

            (d)       Exhibits

                        99.1     Press Release dated August 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: August 13, 2018	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer